EXHIBIT 10.6
EXECUTION VERSION
CASH AMERICA INTERNATIONAL, INC.
AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT
As of December 11, 2008
To the Persons Named on
Annex 1 Hereto
Ladies and Gentlemen:
     Cash America International, Inc., a Texas corporation (hereinafter, the “Company”), together with its successors and assigns, agrees with you as follows:
1. PRELIMINARY STATEMENTS.
     1.1. Note Issuance, etc.
     The Company issued and sold $35,000,000 in aggregate principal amount of its 6.09% Series A Senior Notes due December 19, 2016 (as they may be amended, restated or otherwise modified from time to time, the “Series A Notes”) and $25,000,000 in aggregate principal amount of its 6.21% Series B Senior Notes due December 19, 2021 (as they may be amended, restated or otherwise modified from time to time, the “Series B Notes” and, together with the Series A Notes, collectively, the “Notes”) pursuant to that certain Note Purchase Agreement, dated as of December 19, 2006 (as in effect immediately prior to giving effect to the Amendments (as defined below) provided for hereby, the “Existing Note Agreement”, and as amended as contemplated hereby, the “Note Agreement”). The register for the registration and transfer of the Notes indicates that the parties named in Annex 1 (the “Current Holders”) to this Amendment No. 1 to Note Purchase Agreement (this “Amendment Agreement”) are currently the holders of the entire outstanding principal amount of the Notes. The amendments to the Existing Note Agreement as provided for by this Amendment Agreement are referred to herein, collectively, as the “Amendments”.
2. DEFINED TERMS.
     Capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Note Agreement.
3. AMENDMENTS TO THE EXISTING NOTE AGREEMENT.
     Subject to Section 5, the Existing Note Agreement is amended as provided for by this Amendment Agreement as follows:
     1. Section 10.9(c) of the Existing Note Agreement is hereby amended and restated to read in full as follows:

     “(c) Nothing in this Section 10.9 shall operate to prevent (i) any transaction permitted by Section 10.2(a) or (ii) any investment in a Non-Wholly-Owned Subsidiary so long as after giving effect to such investment the aggregate book value of all investments in Non-Wholly-Owned Subsidiaries does not exceed 30% of Consolidated Net Worth, in each case determined as of the date of such investment.”
4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
     To induce you to enter into this Amendment Agreement and to consent to the Amendments, the Company represents and warrants to you as follows:
     4.1. Full Disclosure.
     Neither the financial statements and other certificates previously provided to each of the Current Holders pursuant to the provisions of the Existing Note Agreement nor the statements made in this Amendment Agreement nor any other written statements furnished to each of the Current Holders by or on behalf of the Company in connection with the proposal and negotiation of the transactions contemplated hereby, taken as a whole, contained any untrue statement of a material fact or omitted a material fact necessary to make the statements contained therein and herein not misleading, in each case as of the time such financial statements or certificates were provided or such statements were made or furnished. There is no fact known to the Company relating to any event or circumstance that has occurred or arisen since the Closing that the Company has not disclosed to each of the Current Holders in writing that has had or, so far as the Company can now reasonably foresee, could reasonably be expected to have, a Material Adverse Effect.
     4.2. Power and Authority.
     The Company has all requisite corporate power and authority to enter into and perform its obligations under this Amendment Agreement.
     4.3. Due Authorization.
     This Amendment Agreement has been duly authorized by all necessary action on the part of the Company, has been executed and delivered by a duly authorized officer of the Company, and constitutes a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except that enforceability may be limited by applicable bankruptcy, reorganization, arrangement, insolvency, moratorium, or other similar laws affecting the enforceability of creditors’ rights generally and subject to the availability of equitable remedies.
     4.4. No Defaults.
     No event has occurred and no condition exists that, upon the execution and delivery of this Amendment Agreement, would constitute a Default or an Event of Default.

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     4.5. Prenda Facil
     The Company has delivered to special counsel to the Current Holders true and correct copies of the primary documents pursuant to which the Company or any of its Subsidiaries has invested in and acquired the business operated by the New Mexican Subsidiary (as defined below).
5. EFFECTIVENESS OF AMENDMENTS.
     The Amendments shall become effective as of the first date written above (the “Effective Date”) upon the satisfaction of all of the following conditions precedent:
     5.1. Execution and Delivery of this Amendment Agreement.
     The Company and the Required Holders shall have executed and delivered this Amendment Agreement.
     5.2. Guarantors.
     Each Guarantor which delivered the Joint and Several Guaranty (or an agreement and adoption of the Joint and Several Guaranty) shall have executed and delivered to you the Consent and Reaffirmation attached hereto as Exhibit A.
     5.3. Cash America of Mexico, Inc.
     The Company shall have formed Cash America of Mexico, Inc., a Delaware corporation and Wholly-Owned Subsidiary (herein referred to as “Cash America of Mexico”). Cash America of Mexico shall have caused to be executed and delivered to you:
     (a) an instrument in writing pursuant to which it agrees to become a Guarantor, and to be bound as a Guarantor by the terms of the Guaranty and the Subrogation and Contribution Agreement; such instrument shall be in the form of Exhibit B hereto; and
     (b) an Officer’s Certificate in the form of Exhibit C hereto and as contemplated by Section 10.9(a)(ii)(D) of the Existing Note Agreement.
     5.4. Prenda Facil Acquisition.
     On the Effective Date, (a) Cash America of Mexico shall have acquired at least 80% of the shares of capital stock of Creazione Estilo, S.A. de C.V., SOFOM, E.N.R., a Mexican sociedad anónima de capital variable, sociedad financiera de objeto múltiple, entidad no regulada (“Creazione”), having general voting power under ordinary circumstances to elect a majority of the board of directors (or other governing body) of Creazione (so long as Cash America of Mexico owns not less than 80% of such voting stock of Creazione and 80% of the outstanding shares of all other classes of capital stock of Creazione, the “New Mexican Subsidiary”) and (b) the Company shall have advanced funds to enable the New Mexican Subsidiary to repay all of its existing material Indebtedness for Money Borrowed.

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     5.5. Bank Consent.
     The Company shall have obtained any and all necessary consents, waivers and amendments with respect to the Existing Bank Loan Agreement, as amended from time to time, to permit the formation of Cash America of Mexico and the acquisition of the shares of capital stock of Creazione having general voting power under ordinary circumstances to elect a majority of the board of directors (or other governing body) of Creazione as contemplated by Sections 5.3 and 5.4 of this Amendment Agreement.
     5.6. Amendment Fee.
     Each of the Current Holders shall have received a fee in an amount equal to 0.15% of the outstanding principal amount of Notes owned by such Current Holder.
     5.7. Fees and Expenses.
     Whether or not the Amendments become effective, the Company will promptly (and in any event within thirty Business Days of receiving any statement or invoice therefor) pay all reasonable fees, expenses and costs relating to this Amendment Agreement, including, but not limited to, the reasonable fees of your special counsel, Bingham McCutchen LLP, incurred in connection with the preparation, negotiation and delivery of this Amendment Agreement and any other documents related hereto. Nothing in this Section shall limit the Company’s obligations pursuant to Section 15.1 of the Note Agreement.
6. MISCELLANEOUS.
     6.1. Part of Existing Note Agreement; Future References, etc.
     This Amendment Agreement shall be construed in connection with and as a part of the Existing Note Agreement and, except as expressly amended by this Amendment Agreement, all terms, conditions and covenants contained in the Existing Note Agreement are hereby ratified and shall be and remain in full force and effect. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Amendment Agreement may refer to the Existing Note Agreement without making specific reference to this Amendment Agreement, but nevertheless all such references shall include this Amendment Agreement unless the context otherwise requires.
     6.2. Counterparts.
     This Amendment Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto. A facsimile of an executed copy of this Amendment Agreement shall have the same effect as the original executed Amendment Agreement.

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     6.3. Governing Law.
     THIS AMENDMENT AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN NEW YORK.
[Remainder of page intentionally left blank; next page is signature page.]

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     If you are in agreement with the foregoing, please so indicate by signing the acceptance below on the accompanying counterpart of this agreement and returning it to the Company, whereupon it will become a binding agreement among you and the Company.

CASH AMERICA INTERNATIONAL, INC.
By:	/s/ David J. Clay
	Name:	David J. Clay
	Title:	Senior Vice President-Finance
[Signature Page to Amendment No. 1 to Note Purchase Agreement (Cash America — 2006)]

     The foregoing Amendment Agreement is hereby accepted as of the date first above written. By its execution below, each of the undersigned represents that it is either the registered owner of one or more of the Notes or is the beneficial owner of one or more of the Notes and is authorized to enter into this Amendment Agreement in respect thereof.
MINNESOTA LIFE INSURANCE COMPANY
FARM BUREAU LIFE INSURANCE COMPANY OF MICHIGAN
GREAT WESTERN INSURANCE COMPANY
FORT DEARBORN LIFE INSURANCE COMPANY
CINCINNATI INSURANCE COMPANY
BLUE CROSS AND BLUE SHIELD OF FLORIDA, INC.
FIDELITY LIFE ASSOCIATION
AMERICAN REPUBLIC INSURANCE COMPANY
TRUSTMARK INSURANCE COMPANY
SECURITY NATIONAL LIFE INSURANCE COMPANY
By: Advantus Capital Management, Inc.

By:	/s/ Thomas B. Houghton
	Name:	Thomas B. Houghton
	Title:	Vice President
[Signature Page to Amendment No. 1 to Note Purchase Agreement (Cash America — 2006)]

MIDLAND NATIONAL LIFE INSURANCE COMPANY
By: Guggenheim Partners Advisory Company, as its Agent

By:	/s/ Michael Damaso
	Name:	Michael Damaso
	Title:	Senior Managing Director

NORTH AMERICAN COMPANY FOR LIFE AND HEALTH INSURANCE
By: Guggenheim Partners Advisory Company, as its Agent

By:	/s/ Michael Damaso
	Name:	Michael Damaso
	Title:	Senior Managing Director
[Signature Page to Amendment No. 1 to Note Purchase Agreement (Cash America — 2006)]

CUNA MUTUAL LIFE INSURANCE COMPANY
CUNA MUTUAL INSURANCE SOCIETY
CUMIS INSURANCE SOCIETY
MEMBERS LIFE INSURANCE COMPANY
By: MEMBERS Capital Advisors, Inc., acting as Investment Advisor

By:	/s/ James E. McDonald Jr.
	Name:	James E. McDonald Jr.
	Title:	Director, Private Placements
[Signature Page to Amendment No. 1 to Note Purchase Agreement (Cash America — 2006)]

PHOENIX LIFE INSURANCE COMPANY
By:	/s/ John H. Beers
Name: John H. Beers
Title: Vice President
[Signature Page to Amendment No. 1 to Note Purchase Agreement (Cash America — 2006)]

OHIO NATIONAL LIFE ASSURANCE CORPORATION
By:	/s/ Jed R. Martin
Name: Jed R. Martin
Title: Vice President, Private Placements

THE OHIO NATIONAL LIFE INSURANCE COMPANY
By:	/s/ Jed R. Martin
Name: Jed R. Martin
Title: Vice President, Private Placements
[Signature Page to Amendment No. 1 to Note Purchase Agreement (Cash America — 2006)]

PRIMERICA LIFE INSURANCE COMPANY
By: Conning Asset Management Company, as Investment Manager

By:	/s/ John H. DeMallie
	Name:	John H. DeMallie
	Title:	Director

AMERICAN HEALTH AND LIFE INSURANCE COMPANY
By: Conning Asset Management Company, as Investment Manager

By:	/s/ John H. DeMallie
	Name:	John H. DeMallie
	Title:	Director

NATIONAL BENEFIT LIFE INSURANCE COMPANY
By: Conning Asset Management Company, as Investment Manager

By:	/s/ John H. DeMallie
	Name:	John H. DeMallie
	Title:	Director
[Signature Page to Amendment No. 1 to Note Purchase Agreement (Cash America — 2006)]

Annex 1
CURRENT HOLDERS
Fort Dearborn Life Insurance Company
Minnesota Life Insurance Company
Cincinnati Insurance Company
Farm Bureau Life Insurance Company of Michigan
Blue Cross and Blue Shield of Florida, Inc.
Great Western Insurance Company
Fidelity Life Association
American Republic Insurance Company
Trustmark Insurance Company
Security National Life Insurance Company
Midland National Life Insurance Company
North American Company for Life and Health Insurance
CUNA Mutual Life Insurance Company
CUNA Mutual Insurance Society
CUMIS Insurance Society
Members Life Insurance Company
Phoenix Life Insurance Company
Ohio National Life Assurance Corporation
The Ohio National Life Insurance Company
Primerica Life Insurance Company
American Health and Life Insurance Company
National Benefit Life Insurance Company

Exhibit A
CONSENT AND REAFFIRMATION
     Each of the undersigned (the “Guarantors”) hereby (i) acknowledges receipt of a copy of the foregoing Amendment No. 1 to Note Purchase Agreement (the “First Amendment”); (ii) consents to the Company’s execution and delivery thereof; (iii) agrees to be bound thereby; (iv) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the obligations of the Company to the holders of the Notes pursuant to the terms of that certain Joint and Several Guaranty, entered into by the Guarantors pursuant to the terms of the Note Agreement (the “Guaranty”); and (v) reaffirms that the Guaranty is and shall continue to remain in full force and effect. Although each of the Guarantors has been informed of the matters set forth herein and in the First Amendment and has acknowledged and agreed to the same, such Guarantors understand that the holders of the Notes have no obligation to inform any of the Guarantors of such matters in the future or to seek any of the Guarantors’ acknowledgment or agreement to future amendments or waivers, and nothing herein shall create such a duty. Capitalized terms used in this Consent and Reaffirmation and not otherwise defined herein have the meanings ascribed to them in the First Amendment.

     In witness whereof, each of the undersigned has executed this Consent and Reaffirmation on and as of the date of such First Amendment.
GUARANTORS
BRONCO PAWN & GUN, INC.
CASH AMERICA ADVANCE, INC.
CASH AMERICA FINANCIAL SERVICES, INC.
CASH AMERICA FRANCHISING, INC.
CASH AMERICA HOLDING, INC.
CASH AMERICA, INC.
CASH AMERICA, INC. OF ALABAMA
CASH AMERICA, INC. OF ALASKA
CASH AMERICA, INC. OF COLORADO
CASH AMERICA, INC. OF ILLINOIS
CASH AMERICA, INC. OF INDIANA
CASH AMERICA, INC. OF KENTUCKY
CASH AMERICA, INC. OF LOUISIANA
CASH AMERICA, INC. OF NEVADA
CASH AMERICA, INC. OF NORTH CAROLINA
CASH AMERICA, INC. OF OKLAHOMA
CASH AMERICA, INC. OF SOUTH CAROLINA
CASH AMERICA, INC. OF TENNESSEE
CASH AMERICA, INC. OF UTAH
CASH AMERICA, INC. OF VIRGINIA
CASH AMERICA MANAGEMENT L.P.,
  by its general partner, CASH AMERICA
HOLDING, INC.
CASH AMERICA OF MISSOURI, INC.
CASH AMERICA PAWN L.P.,
  by its general partner, CASH AMERICA
HOLDING, INC.
CASH AMERICA PAWN, INC. OF OHIO
CASHLAND FINANCIAL SERVICES, INC.
DOC HOLLIDAY’S PAWNBROKERS & JEWELLERS, INC.
EXPRESS CASH INTERNATIONAL CORPORATION
FLORIDA CASH AMERICA, INC.
GEORGIA CASH AMERICA, INC.
GAMECOCK PAWN & GUN, INC.
HORNET PAWN & GUN, INC.
LONGHORN PAWN AND GUN, INC.
MR. PAYROLL CORPORATION
RATI HOLDING, INC.
TIGER PAWN & GUN, INC.
UPTOWN CITY PAWNERS, INC.
VINCENT’S JEWELERS AND LOAN, INC.
CASH AMERICA GLOBAL FINANCING, INC.
OHIO NEIGHBROHOOD FINANCE, INC.

By	/s/ Austin D. Nettle
	Name:	Austin D. Nettle
	Title:	Vice President & Treasurer

CASH AMERICA NET HOLDINGS, LLC
CASH AMERICA NET CANADA, INC.

By	/s/ Austin D. Nettle
	Name:	Austin D. Nettle
	Title:	Vice President & Treasurer

CASH AMERICA NET OF ALABAMA, LLC
CASH AMERICA NET OF ALASKA, LLC
CASH AMERICA NET OF ARIZONA, LLC
CASH AMERICA NET OF CALIFORNIA, LLC
CASH AMERICA NET OF COLORADO, LLC
CASH AMERICA NET OF DELAWARE, LLC
CASH AMERICA NET OF FLORIDA, LLC
CASH AMERICA NET OF HAWAII, LLC
CASH AMERICA NET OF IDAHO, LLC
CASH AMERICA NET OF ILLINOIS, LLC
CASH AMERICA NET OF INDIANA, LLC
CASH AMERICA NET OF IOWA, LLC
CASH AMERICA NET OF KANSAS, LLC
CASH AMERICA NET OF KENTUCKY, LLC
CASH AMERICA NET OF LOUISIANA, LLC
CASH AMERICA NET OF MAINE, LLC
CASHNET CSO OF MARYLAND, LLC
CASH AMERICA NET OF MICHIGAN, LLC
CASH AMERICA NET OF MINNESOTA, LLC
CASH AMERICA NET OF MISSISSIPPI, LLC
CASH AMERICA NET OF MISSOURI, LLC
CASH AMERICA NET OF MONTANA, LLC
CASH AMERICA NET OF NEBRASKA, LLC
CASH AMERICA NET OF NEVADA, LLC
CASH AMERICA NET OF NEW HAMPSHIRE, LLC
CASH AMERICA NET OF NEW MEXICO, LLC
CASH AMERICA NET OF NORTH DAKOTA, LLC
CASH AMERICA NET OF OHIO, LLC
CASH AMERICA NET OF OKLAHOMA, LLC
CASH AMERICA NET OF OREGON, LLC
CASH AMERICA NET OF RHODE ISLAND, LLC
CASH AMERICA NET OF SOUTH DAKOTA, LLC
CASH AMERICA NET OF TEXAS, LLC
CASH AMERICA NET OF UTAH, LLC
CASH AMERICA NET OF VIRGINIA, LLC,
CASH AMERICA NET OF WASHINGTON, LLC
CASH AMERICA NET OF WISCONSIN, LLC
CASH AMERICA NET OF WYOMING, LLC
CASHNET OF AUSTRALIA, LLC
CASHNETUSA OF FLORIDA, LLC
CASHEURONET UK, LLC
OHIO CONSUMER FINANCIAL SOLUTIONS, LLC
by their Sole Member, CASH AMERICA NET HOLDINGS, LLC

By	/s/ Austin D. Nettle
	Name:	Austin D. Nettle
	Title:	Vice President & Treasurer

CASHNETUSA CO, LLC
CASHNETUSA OR, LLC
THE CHECK GIANT NM, LLC
by their Sole Member, CASH AMERICA NET OF NEW MEXICO, LLC
  by its Sole Member, CASH AMERICA NET HOLDINGS, LLC

By	/s/ Austin D. Nettle
	Name:	Austin D. Nettle
	Title:	Vice President & Treasurer

PRIMARY CREDIT SOLUTIONS, LLC (f/k/a Primary Cash Holdings, LLC)
  by its sole member, CASH AMERICA INTERNATIONAL, INC.

By	/s/ Austin D. Nettle
	Name:	Austin D. Nettle
	Title:	Vice President & Treasurer

PRIMARY CREDIT SERVICES, LLC (f/k/a Primary Cash Finance, LLC)
PRIMARY CREDIT PROCESSING, LLC (f/k/a Primary Cash Card Processing, LLC)
PRIMARY PAYMENT SOLUTIONS, LLC (f/k/a Primary Cash Card Services, LLC
  by their sole member, PRIMARY CREDIT SOLUTIONS, LLC (f/k/a Primary
Cash Holdings, LLC)

By	/s/ Austin D. Nettle
	Name:	Austin D. Nettle
	Title:	Vice President & Treasurer

Exhibit B
AGREEMENT AND ADOPTION OF JOINT AND SEVERAL GUARANTY
AND SUBROGATION AND CONTRIBUTION AGREEMENT
     THIS AGREEMENT AND ADOPTION OF JOINT AND SEVERAL GUARANTY AND SUBROGATION AND CONTRIBUTION AGREEMENT (this “Agreement”) is executed by Cash America of Mexico, Inc., a Delaware corporation and a Wholly-Owned Subsidiary of the Company (defined below) (the “New Guarantor”), as of the 11th day of December 2008 in favor of the Current Holders (defined in the Amendment Agreement, which is defined below). Capitalized terms used in this Agreement but not defined herein shall have the meanings assigned to them in the Note Agreement (defined below).
     WHEREAS, Cash America International, Inc., a Texas corporation (the “Company”) entered into that certain Note Purchase Agreement dated as of December 19, 2006 (as in effect prior to giving effect to the Amendment Agreement (defined below), the “Existing Note Agreement”) with the Purchasers listed on Schedule A attached thereto; and
     WHEREAS, the Company and the Current Holders are entering into that certain Amendment No. 1 to Note Purchase Agreement, of even date herewith, which amends the Existing Note Agreement (the “Amendment Agreement”; the Existing Note Agreement as amended by the Amendment Agreement, the “Note Agreement”); and
     WHEREAS, each of the existing Subsidiaries of the Company has executed a certain Joint and Several Guaranty, or an agreement and adoption of such Joint and Several Guaranty, in favor of the Current Holders under such Existing Note Agreement (collectively, the “Guaranty”); and
     WHEREAS, each of the existing Subsidiaries of the Company has executed a certain Subrogation and Contribution Agreement, or an agreement and adoption of such Subrogation and Contribution Agreement, under such Existing Note Agreement (collectively, the “Subrogation and Contribution Agreement”); and
     WHEREAS, it is a condition precedent to the effectiveness of the Amendments contemplated by the Amendment Agreement that the New Guarantor execute and deliver to the Current Holders an instrument in writing in the form hereof pursuant to which it agrees to become a Guarantor, and to be bound as a Guarantor by the terms of the Guaranty and the Subrogation and Contribution Agreement; and
     WHEREAS, the New Guarantor desires to comply with said requirements of the Amendment Agreement.
     NOW THEREFORE, pursuant to Section 5.3(a) of the Amendment Agreement and as an inducement to the Current Holders to enter into the Amendment Agreement, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the New Guarantor hereby adopts the Guaranty and the Subrogation and Contribution Agreement, and agrees to become, and does hereby become (i) a Guarantor under the Guaranty and the Subrogation and Contribution Agreement, and (ii) bound jointly and severally as a Guarantor by the terms of the Guaranty and the Subrogation and Contribution Agreement. This Agreement, the Guaranty and the Subrogation and Contribution Agreement embody the entire agreement among the parties relating to the subject matter hereof and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. This Agreement shall be construed, interpreted and enforced in accordance with, and governed by, the internal laws of the State of New York.
     EXECUTED as of the date and year first above written.
    CASH AMERICA OF MEXICO, INC.

By	/s/ Austin D. Nettle
	Name:	Austin D. Nettle
	Title:	Vice President & Treasurer

Exhibit C
CASH AMERICA INTERNATIONAL, INC.
Officer’s Certificate
     The undersigned certifies that he is the duly elected, qualified and acting Executive Vice President and Secretary of Cash America International, Inc., a Texas corporation (the “Company”) and, as such, he is authorized to execute this Certificate on behalf of the Company, acting in its capacity as the sole shareholder of Cash America of Mexico, Inc., a Delaware corporation, and, with reference to the Note Purchase Agreement dated as of December 19, 2006 (as in effect prior to giving effect to the Amendment (defined below), the “Note Agreement”) among the Company and the Purchasers listed in Schedule A attached thereto, which is being amended contemporaneously herewith by that certain Amendment No. 1 to Note Purchase Agreement dated as of December ___, 2008 (the “Amendment”), and he further certifies as follows (all capitalized terms used herein without definition having the respective meanings specified therefor in the Note Agreement after giving effect to the Amendment):
1.	The name of the new entity is Cash America of Mexico, Inc. (“Cash Mexico”). Cash Mexico is a corporation incorporated in the state of Delaware.

2.	Cash Mexico was formed to acquire a majority of the capital stock of Creazione (as defined in the Amendment). Following such acquisition, Cash Mexico’s sole business will be to serve as a holding company for capital stock of the New Mexican Subsidiary (as defined in the Amendment).

3.	After giving effect to the Amendment, the Company will be authorized to cause Cash Mexico to become a Subsidiary in accordance with Section 10.9 of the Note Agreement.

4.	Attached hereto as Exhibit “A” is a true, correct and complete copy of the Certificate of Incorporation of Cash Mexico, as in effect on the date hereof.

5.	Attached hereto as Exhibit “B” is a true, correct and complete copy of the bylaws of Cash Mexico, as in effect on the date hereof.

     This Certificate is being delivered pursuant to Section 5.3(b) of the Amendment and Section 10.9(a)(ii)(D) of the Note Agreement.
     WITNESS the signature of the undersigned effective as of the                      day of December, 2008.

J. Curtis Linscott
Executive Vice President & Secretary

STATE OF TEXAS	}
}
COUNTY OF TARRANT	}
     Before me, a notary public, on this day personally appeared J. Curtis Linscott, known to me to be the person whose name is subscribed to the foregoing document.
     SWORN TO AND SUBSCRIBED BEFORE ME this                      day of December, 2008.

Notary Public in and for the State of Texas

EXHIBIT “A”
Certificate of Incorporation
of Cash America of Mexico, Inc.

STATE OF DELAWARE
CERTIFICATE OF INCORPORATION
OF
CASH AMERICA OF MEXICO, INC.
     1. The name of the Corporation is Cash America of Mexico, Inc. (the “Corporation”).
     2. The address of the registered office of the Corporation in the State of Delaware is 615 South DuPont Highway, in the city of Dover, County of Kent. The name of the registered agent of the Corporation at such address is Capitol Services, Inc.
     3. The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful business, act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware. The private property of the stockholders shall not be subject to the payment of corporate debts to any extent whatsoever.
     4. The total number of shares of capital stock of the Corporation shall be one thousand (1,000) shares of Common Stock, par value of one cent ($0.01) per share.
     5. No holder of shares of stock of the Corporation shall have any preemptive or other right, except as such rights are expressly provided by contract, to purchase or subscribe for or receive any shares of any class, or series thereof, of stock of the Corporation, whether now or hereafter authorized, or any warrants, options, bonds, debentures or other securities convertible into, exchangeable for or carrying any right to purchase any shares of any class, or series thereof, of stock; but such additional shares of stock and such warrants, options, bonds, debentures or other securities convertible into, exchangeable for or carrying any right to purchase any shares of any class, or series thereof, of stock may be issued or disposed of by the Board of Directors to such persons, and on such terms and for such lawful consideration, as in its discretion it shall deem advisable or as to which the Corporation shall have by binding contract agreed.
     6. The number of directors of the Corporation shall be not less than one (1) nor more than nine (9), the exact number to be fixed from time to time in the manner provided by the Bylaws of the Corporation. The number of directors constituting the initial Board of Directors of the Corporation is one (1), and the name and address of the person who is to serve as a director until the first annual meeting of the stockholders or until his successor is elected and qualified is:

Name	Address

Daniel R. Feehan	1600 West 7th Street
Fort Worth, Texas 76102

Election of directors need not be by written ballot unless the Bylaws shall so provide. No holders of Common Stock of the Corporation shall have any rights to cumulate votes in the election of directors.
     7. Except as otherwise provided by statute, any action that may be taken at a meeting of stockholders by a vote of the stockholders may be taken with the written consent of stockholders owning (and by such written consent, voting) in the aggregate not less than the minimum percentage of the total number of shares that by statute, this Certificate of Incorporation or the Bylaws are required to be voted with respect to such proposed corporate action; provided, however, that the written consent of a stockholder who would not have been entitled to vote upon the action if a meeting were held shall not be counted; and further provided, that prompt notice shall be given to all stockholders of the taking of such corporate action without a meeting if less than unanimous written consent of all stockholders who would have been entitled to vote on the action if a meeting were held is obtained.
     8. In furtherance of, and not in limitation of, the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation or adopt new Bylaws, without any action on the part of the stockholders; provided, however, that no such adoption, amendment, or repeal shall be valid with respect to Bylaw provisions that have been adopted, amended, or repealed by the stockholders; and further provided, that Bylaws adopted or amended by the Board of Directors and any powers thereby conferred may be amended, altered, or repealed by the stockholders.
     9. The Corporation is to have perpetual existence.
     10. Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.
     11. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for such

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liability as is expressly not subject to limitation under the Delaware General Corporation Law, as the same exists or may hereafter be amended to further limit or eliminate such liability. Moreover, the Corporation shall, to the fullest extent permitted by law, indemnify any and all officers and directors of the Corporation, and may, to the fullest extent permitted by law or to such lesser extent as is determined in the discretion of the Board of Directors, indemnify any and all other persons whom it shall have power to indemnify, from and against all expenses, liabilities or other matters arising out of their status as such or their acts, omissions or services rendered in such capacities. The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability.
     12. The Corporation shall have the right, subject to any express provisions or restrictions contained in the Certificate of Incorporation or Bylaws of the Corporation, from time to time, to amend this Certificate of Incorporation or any provision thereof in any manner now or hereafter provided by law, and all rights and powers of any kind conferred upon a director or stockholder of the Corporation by the Certificate of Incorporation or any amendment thereof are conferred subject to such right.
     13. The name and mailing address of the incorporator of the Corporation is J. Curtis Linscott, 1600 West 7th Street, Fort Worth, Texas 76102.
     THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, does make this Certificate, hereby declaring and certifying that this is his act and deed and the facts herein stated are true, and accordingly has hereunto set his hand this 29th day of September, 2008

/s/ J. Curtis Linscott
J. Curtis Linscott

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EXHIBIT “B”
Bylaws
of Cash America of Mexico, Inc.

CASH AMERICA OF MEXICO, INC.
BYLAWS
ARTICLE 1
OFFICES
     Section 1.1. Registered Office. The registered office shall be in the City of Dover, County of Kent, State of Delaware.
     Section 1.2. Other Offices. The corporation may also have offices at such other places, either within or without the State of Delaware, as the board of directors may from time to time to determine or as the business of the corporation may require.
ARTICLE 2
MEETINGS OF STOCKHOLDERS
     Section 2.1. Place of Meetings. All meetings of the stockholders shall be held at the office of the corporation or at such other places as may be fixed from time to time by the board of directors, either within or without the State of Delaware, and stated in the notice of the meeting or in a duly executed waiver of notice thereof.
     Section 2.2. Annual Meetings. Annual meetings of stockholders, commencing with the year 2009, shall be held at the time and place to be selected by the board of directors. If the day is a legal holiday, then the meeting shall be held on the next following business day. At the meeting, the stockholders shall elect a board of directors by written ballot and transact such other business as may properly be brought before the meeting.
     Section 2.3. Notice of Annual Meeting. Written notice of the annual meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting.
     Section 2.4. Voting List. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

     Section 2.5. Special Meetings. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the certificate of incorporation, may be called by the chairman of the board or the president, and shall be called by the president or secretary at the request in writing of a majority of the board of directors or the holders of ten percent or more of the outstanding shares of stock of the corporation. Such request shall state the purpose or purposes of the proposed meeting.
     Section 2.6. Notice of Special Meetings. Written notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called, shall be given not less than ten nor more than sixty days before the date of the meeting, to each stockholder entitled to vote at such meeting. Business transacted at any special meeting of the stockholders shall be limited to the purposes stated in the notice.
     Section 2.7. Quorum. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business, except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted that might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.
     Section 2.8. Order of Business. At each meeting of the stockholders, one of the following persons, in the order in which they are listed (and in the absence of the first, the next, and so on), shall serve as chairman of the meeting: president, chairman of the board, vice presidents (in the order of their seniority if more than one) and secretary. The order of business at each such meeting shall be as determined by the chairman of the meeting. The chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts and things as are necessary or desirable for the proper conduct of the meeting, including, without limitation, the establishment of procedures for the maintenance of order and safety, limitations on the time allotted to questions or comments on the affairs of the corporation, restrictions on entry to such meeting after the time prescribed for the commencement thereof, and the opening and closing of the voting polls.
     Section 2.9. Majority Vote. When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which, by express provision of the statutes or of the certificate of incorporation, a different vote is required, in which case such express provision shall govern and control the decision of such question.

     Section 2.10. Method of Voting. Unless otherwise provided in the certificate of incorporation, each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder, but no proxy shall be voted on after three years from its date, unless the proxy provides for a longer period.
ARTICLE 3
DIRECTORS
     Section 3.1. General Powers. The business and affairs of the corporation shall be managed by or under the direction of the board of directors, which may exercise all such powers of the corporation and do all such lawful acts and things as are not by law or by the certificate of incorporation of the corporation or by these Bylaws directed or required to be exercised or done by the stockholders.
     Section 3.2. Number of Directors. The board of directors shall have not less than one (1) nor more than nine (9) directors. The number of directors constituting the board shall be such number as shall be from time to time specified by resolution of the board of directors; provided, however, no director’s term shall be shortened by reason of a resolution reducing the number of directors; and further provided that the number of directors constituting the initial board of directors shall be the number specified in the certificate of incorporation and shall remain such number unless and until changed by resolution of the board of directors aforesaid.
     Section 3.3. Election, Qualification and Term of Office of Directors. Directors shall be elected at each annual meeting of stockholders, to hold office until the next annual meeting. Directors need not be stockholders unless so required by the certificate of incorporation or these Bylaws, wherein other qualifications for directors may be prescribed. Each director, including a director elected to fill a vacancy, shall hold office until his successor is elected and qualified or until his earlier death, resignation or removal. Elections of directors need not be by written ballot.
     Section 3.4. Nominations of Directors. Nominations for the election of directors may be made by the board of directors or by any stockholder entitled to vote for the election of directors.
     Section 3.5. First Meetings. The first meeting of each newly elected board of directors shall be held at such time and place as shall be fixed by the vote of the stockholders at the annual meeting and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present. In the event of the failure of the stockholders to fix the time or place of such first meeting of the newly elected board of directors, or in the event such meeting is not held at the time and place so fixed by the stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the board of directors, or as shall be specified in a written waiver signed by all of the directors.
     Section 3.6. Regular Meetings. Regular meetings of the board of directors may be held without notice at such times and at such places as shall from time to time be determined by the board.
     Section 3.7. Special Meetings. Special meetings of the board may be called by the chairman of the board or the president, and shall be called by the president or secretary on the written request of one director.
     Section 3.8. Quorum, Majority Vote. At all meetings of the board, a majority of the entire board of directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors, except as may be otherwise specifically provided by statute or by the certificate of incorporation. If a quorum shall not be present at any meeting of the board of directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.
     Section 3.9. Action Without Meeting. Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the board of directors or of any committee thereof may be taken without a meeting, if all members of the board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of the board or committee.
     Section 3.10. Telephone and Similar Meetings. Unless otherwise restricted by the certificate of incorporation or these Bylaws, members of the board of directors, or any committee designated by the board of directors, may participate in a meeting of the board of directors, or such committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.
     Section 3.11. Notice of Meetings. Notice of regular meetings of the board of directors or of any adjourned meeting thereof need not be given. Notice of each special meeting of the board shall be mailed to each director, addressed to such director at such director’s residence or usual place of business, at least two days before the day on which the meeting is to be held or shall be sent to such director at such place by e-mail or be given personally or by telephone, not later than the day before the meeting is to be held, but notice need not be given to any director who shall, either before or after the meeting, submit a signed waiver of such notice or who shall attend such meeting without protesting, prior to or at its commencement, the lack of notice to such director. Every such notice shall state the time and place but need not state the purpose of the meeting.

     Section 3.12. Rules and Regulations. The board of directors may adopt such rules and regulations not inconsistent with the provisions of law, the certificate of incorporation of the corporation or these Bylaws for the conduct of its meetings and management of the affairs of the corporation as the board may deem proper.
     Section 3.13. Resignations. Any director of the corporation may at any time resign by giving written notice to the board of directors, the chairman of the board, the president or the secretary of the corporation. Such resignation shall take effect at the time specified therein or, if the time be not specified, upon receipt thereof; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.
     Section 3.14. Removal of Directors. Unless otherwise restricted by statute, by the certificate of incorporation or by these Bylaws, any director or the entire board of directors may be removed with or without cause by the holders of a majority of the shares then entitled to vote at an election of directors.
     Section 3.15. Vacancies. Subject to any express rights of the holders of any class or series of stock having a preference over the common stock of the corporation as to dividends or upon liquidation, any vacancies on the board of directors resulting from death or resignation may be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the board of directors, or by a sole remaining director, and newly created directorships resulting from any increase in the number of directors may be filled by the board of directors, or if not so filled, by the stockholders at the next annual meeting thereof or at a special meeting called for that purpose in accordance with Section 2.5 of Article II of these Bylaws. Any vacancy on the board of directors resulting from the removal of a director, with or without cause, shall be filled by the holders of a majority of the shares then entitled to vote at an election of directors. Any director elected in accordance with the two preceding sentences of this Section 3.15 shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such successor shall have been elected and qualified.
     Section 3.16. Compensation of Directors. Unless otherwise restricted by the certificate of incorporation or these Bylaws, the board of directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

ARTICLE 4
EXECUTIVE AND OTHER COMMITTEES
     Section 4.1. Executive Committee. The board of directors may, by resolution adopted by a majority of the entire board, designate annually one or more of its members to constitute members or alternate members of an executive committee, which committee shall have and may exercise, between meetings of the board, all the powers and authority of the board in the management of the business and affairs of the corporation, including, if such committee is so empowered and authorized by resolution adopted by a majority of the entire board, the power and authority to declare a dividend and to authorize the issuance of stock, and may authorize the seal of the corporation to be affixed to all papers which may require it, except that the executive committee shall not have such power or authority with reference to:
(a)	amending the certificate of incorporation of the corporation;

(b)	adopting an agreement of merger or consolidation involving the corporation;

(c)	recommending to the stockholders the sale, lease or exchange of all or substantially all of the property and assets of the corporation;

(d)	recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution;

(e)	adopting, amending or repealing any Bylaw;

(f)	filling vacancies on the board or on any committee of the board, including the executive committee;

(g)	fixing the compensation of directors for serving on the board or on any committee of the board, including the executive committee; or

(h)	amending or repealing any resolution of the board that by its terms may be amended or repealed only by the board.
     Section 4.2. Other Committees. The board of directors may, by resolution adopted by a majority of the entire board, designate from among its members one or more other committees, each of which shall, except as otherwise prescribed by law, have such authority of the board as may be specified in the resolution of the board designating such committee. A majority of all the members of such committee may determine its action and fix the time and place of its meetings, unless the board shall otherwise provide. The board shall have the power at any time to change the membership of, to increase or decrease the membership of, to fill all vacancies in and to discharge any such committee, or any member thereof, either with or without cause.

     Section 4.3. Procedure; Meetings; Quorum. Regular meetings of the executive committee or any other committee of the board of directors, of which no notice shall be necessary, may be held at such times and places as shall be fixed by resolution adopted by a majority of the members thereof. Special meetings of the executive committee or any other committee of the board shall be called at the request of any member thereof. Notice of each special meeting of the executive committee or any other committee of the board shall be sent by mail, e-mail or telephone, or be delivered personally to each member thereof not later than the day before the day on which the meeting is to be held, but notice need not be given to any member who shall, either before or after the meeting, submit a signed waiver of such notice or who shall attend such meeting without protesting, prior to or at its commencement, the lack of such notice to such member. Any special meeting of the executive committee or any other committee of the board shall be a legal meeting without any notice thereof having been given, if all the members thereof shall be present thereat. Notice of any adjourned meeting of any committee of the board need not be given. The executive committee or any other committee of the board may adopt such rules and regulations not inconsistent with the provisions of law, the certificate of incorporation of the corporation or these Bylaws for the conduct of its meetings as the executive committee or such other committee of the board may deem proper. A majority of the executive committee or any other committee of the board shall constitute a quorum for the transaction of business at any meeting, and the vote of a majority of the members thereof present at any meeting at which a quorum is present shall be the act of such committee. The executive committee or any other committee of the board of directors shall keep written minutes of its proceedings, a copy of which is to be filed with the secretary of the corporation, and shall report on such proceedings to the board.
ARTICLE 5
NOTICES
     Section 5.1. Method. Whenever, under the provisions of the statutes or of the certificate of incorporation or of these Bylaws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given the day following the time when the same shall be deposited in the United States mail. Notice to directors may also be given by e-mail.
     Section 5.2. Waiver. Whenever any notice is required to be given under the provisions of the statutes or of the certificate of incorporation or of these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

ARTICLE 6
OFFICERS
     Section 6.1. Election, Qualification. The officers of the corporation shall be chosen by the board of directors and shall be a president, one or more vice presidents, a secretary and a treasurer. The board of directors may also choose a chairman of the board, one or more assistant secretaries and assistant treasurers and such other officers and agents as it shall deem necessary. Any number of offices may be held by the same person, unless the certificate of incorporation or these Bylaws otherwise provide.
     Section 6.2. Salary. The salaries of all officers and agents of the corporation shall be fixed by the board of directors.
     Section 6.3. Term, Removal. The officers of the corporation shall hold office until their successors are chosen and qualify. Any officer elected or appointed by the board of directors may be removed at any time by the affirmative vote of a majority of the board of directors. Any vacancy occurring in any office of the corporation shall be filled by the board of directors.
     Section 6.4. Resignation. Subject at all times to the right of removal as provided in Section 6.3 of this Article 6, any officer may resign at any time by giving notice to the board of directors, the president or the secretary of the corporation. Any such resignation shall take effect at the date of receipt of such notice or at any later date specified therein; provided that the president or, in the event of the resignation of the president, the board of directors may designate an effective date for such resignation which is earlier than the date specified in such notice but which is not earlier than the date of receipt of such notice; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.
     Section 6.5. Vacancies. A vacancy in any office because of death, resignation, removal or any other cause may be filled for the unexpired portion of the term in the manner prescribed in these Bylaws for election to such office.
     Section 6.6. Chairman of the Board. The chairman of the board shall, if there be such an officer, preside at meetings of the board of directors and, if present, and in the absence of the president, preside at meetings of the stockholders. The chairman of the board shall counsel with and advise the president and perform such other duties as the president or the board or the executive committee may from time to time determine. Except as otherwise provided by resolution of the board, the chairman of the board shall be ex-officio a member of all committees of the board. The chairman of the board may sign and execute in the name of the corporation deeds, mortgages, bonds, contracts or other instruments authorized by the board or any committee thereof empowered to authorize the same.

     Section 6.7. President. The president shall be the chief executive officer of the corporation, shall preside at all meetings of the stockholders and (in the absence of the chairman of the board) the board of directors, shall have general and active management of the business of the corporation and shall see that all orders and resolutions of the board of directors are carried into effect. He shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation.
     Section 6.8. Vice Presidents. In the absence of the president and the chairman of the board or in the event of their inability or refusal to act, the vice president (or if there shall be more than one vice president, the vice presidents in the order designated by the directors, or in the absence of any designation, then in the order of their election) shall perform the duties of the president, and when so acting, shall have all the powers of and be subject to all the restrictions upon the president. The vice presidents shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.
     Section 6.9. Secretary. The secretary shall attend all meetings of the board of directors and of the stockholders, shall record all the proceedings of the meetings of the stockholders and of the board of directors in a book to be kept for that purpose, and shall perform like duties for the other committees designated by the board of directors when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the board of directors, and shall perform such other duties as may be prescribed by the board of directors or president, under whose supervision he shall be. He shall have custody of the corporate seal of the corporation and he, or an assistant secretary, shall have authority to affix the same to any instrument requiring it. When so affixed, the corporate seal may be attested by his signature or by the signature of such assistant secretary. The board of directors may give general authority to any other officer to affix the seal of the corporation and to attest the affixing by his signature.
     Section 6.10. Assistant Secretary. The assistant secretary, if any (or if there shall be more than one, the assistant secretaries in the order determined by the board of directors, or in the absence of any such determination, then in the order of their election) shall, in the absence of the secretary or in the event of his inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.
     Section 6.11. Treasurer. The treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the board of directors. He shall disburse the funds of the corporation as may be ordered by the board of directors, taking proper vouchers for such disbursements, and shall render to the president and the board of directors, at its regular meetings, or when the board of directors so requires, an account of all his transactions as treasurer and of the financial condition of the corporation. If required by the board of directors, he shall give the corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.
     Section 6.12. Assistant Treasurer. The assistant treasurer, if any (or if there shall be more than one, the assistant treasurers in the order determined by the board of directors, or in the absence of no such determination, then in the order of their election), shall, in the absence of the treasurer or in the event of his inability or refusal to act, perform the duties and exercise the powers of the treasurer and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.
ARTICLE 7
CERTIFICATES OF STOCK
     Section 7.1. Certificates. Every holder of stock in the corporation shall be entitled to have a certificate signed by, or in the name of the corporation by, the chairman or vice chairman of the board of directors, or the president or a vice president and the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the corporation, certifying the number of shares owned by him in the corporation.
     Section 7.2. Facsimile Signatures. Any or all of the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.
     Section 7.3. Lost Certificates. The board of directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.
     Section 7.4. Transfers of Stock. Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.
     Section 7.5. Fixing Record Date. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.
     Section 7.6. Registered Stockholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.
ARTICLE 8
AFFILIATED TRANSACTIONS
     Section 8.1. Validity. Except as otherwise provided for in the certificate of incorporation and except as otherwise provided in this Bylaw, if Section 8.2 is satisfied, no contract or transaction between the corporation and any of its directors, officers or security holders, or any corporation, partnership, association or other organization in which any of such directors, officers or security holders are directly or indirectly financially interested, shall be void or voidable solely because of this relationship, or solely because of the presence of the director, officer or security holder at the meeting authorizing the contract or transaction, or solely because of his or their participation in the authorization of such contract or transaction or vote at the meeting therefor, whether or not such participation or vote was necessary for the authorization of such contract or transaction.
     Section 8.2. Disclosure, Approval; Fairness. Section 8.1 shall apply only if:
(a)	the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known:
(i)	to the board of directors (or committee thereof) and it nevertheless in good faith authorizes or ratifies the contract or transaction by a majority of the directors present, each such interested director to be counted in determining whether a quorum is present but not in calculating the majority necessary to carry the vote; or
(ii)	to the stockholders and they nevertheless authorize or ratify the contract or transaction by a majority of the shares present at a meeting considering such contract or transaction, each such interested person (stockholder) to be counted in determining whether a quorum is present and for voting purposes; or
(b)	the contract or transaction is fair to the corporation as of the time it is authorized or ratified by the board of directors (or committee thereof) or the stockholders.
     Section 8.3 Nonexclusive. This provision shall not be construed to invalidate a contract or transaction that would be valid in the absence of this provision.
ARTICLE 9
GENERAL PROVISIONS
     Section 9.1. Dividends. Dividends upon the capital stock of the corporation, subject to the provisions of the certificate of incorporation, if any, may be declared by the board of directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the certificate of incorporation.
     Section 9.2. Reserves. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.
     Section 9.3. Annual Statement. The board of directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by majority vote of the stockholders, a full and clear statement of the business and condition of the corporation.
     Section 9.4. Checks. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the board of directors may from time to time designate.
     Section 9.5. Fiscal Year. The fiscal year of the corporation shall be fixed by resolution of the board of directors.

     Section 9.6. Seal. The corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the words “Corporate Seal, Delaware.” The seal may be used by causing it or a facsimile thereof to be impressed, affixed or reproduced or otherwise.
ARTICLE 10
AMENDMENTS
     Section 10.1. Amendments. These Bylaws may be altered, amended or repealed or new Bylaws may be adopted by a majority of the entire board of directors in accordance with the terms and conditions of the certificate of incorporation.
[EFFECTIVE: September 30, 2008]